Exhibit 99.2



        SUPPLEMENT NO. 1 TO AMENDED AND RESTATED SERIES 2002-A SUPPLEMENT


      This SUPPLEMENT NO. 1 TO AMENDED AND RESTATED SERIES 2002-A SUPPLEMENT, dated as of August 14, 2008 (this "Amendment") is made between CONN FUNDING II, L.P. (the "Issuer") and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Bank Minnesota, National Association), as Trustee (the "Trustee"). Capitalized terms used and not otherwise defined in this Amendment are used as defined in that certain Base Indenture, dated as of September 1, 2002 (as amended from time to time, the "Base Indenture"), between the Issuer and the Trustee or, if not defined therein, in the that certain Amended and Restated Series 2002-A Supplement, dated as of September 10, 2007 (as amended from time to time, the "Series Supplement"), between the Issuer and the Trustee.

Background

      A. The parties hereto have entered into the Base Indenture and the Series Supplement to finance the purchase of Receivables by the Issuer from Conn Appliances, Inc.

      B. The Trustee will also enter into an Intercreditor Agreement, dated as of the date hereof by and among Bank of America, N.A., Conn Appliances, Inc., Conn Credit Corporation, Inc. and Conn Credit I, L.P in connection with the execution of documents in connection with the ABL Facility (as defined below).

      C. The parties hereto wish to amend the Series Supplement.

      D. The parties hereto are willing to agree to such an amendment, all as set out in this Amendment.

Agreement

      0. Amendments of the Series Supplement.

            ( ) Section 1 of the Series Supplement is hereby amended by adding the following new definitions as alphabetically appropriate:

            "ABL Facility" has the meaning set forth in the Note Purchase Agreement.

            "Financing Facility" has the meaning set forth in the definition of "Serviced Net Portfolio Yield".

            "Pool Contract" means, any retail installment sale contract originated by the Parent or any of its Affiliates in connection with a sale of (i) home appliances, electronic goods, computers, telephones and other goods and merchandise of the type sold by the Parent or any of its Affiliates from time to time in the ordinary course of business, which in each case constitute "consumer goods" under and as defined in Article 9 of the UCC of all applicable jurisdictions, (ii) service maintenance contracts and services in respect of any goods or merchandise referred to in clause (i) above, or (iii) credit insurance (including life, disability, property and involuntary unemployment) in respect of any goods or merchandise referred to in clause (i) above or any obligor's payment obligations in respect of the receivable created in connection therewith (collectively, "Pool Merchandise") and all amounts due thereunder from time to time or any retail revolving charge account agreement originated by the Parent or any of its Affiliates with an obligor pursuant to which such obligor is obligated to pay for Pool Merchandise purchased under a credit plan and permits such obligor to purchase such Pool Merchandise on credit.

             "Serviced   Collections"   means,  with  respect  to  any  Serviced
            Receivable, all cash collections and other cash proceeds of such Serviced Receivable.

           "Serviced Contract" means, any retail installment sale contract serviced by the Parent or any of its Affiliates in connection with a sale of (i) home appliances, electronic goods, computers, telephones and other goods and merchandise of the type sold by the Parent or any of its Affiliates from time to time in the ordinary course of business, which in each case constitute "consumer goods" under and as defined in Article 9 of the UCC of all applicable jurisdictions, (ii) service maintenance contracts and services in respect of any goods or merchandise referred to in clause (i) above, or (iii) credit insurance (including life, disability, property and involuntary unemployment) in respect of any goods or merchandise referred to in clause (i) above or any obligor's payment obligations in respect of the receivable (collectively, "Serviced Merchandise") and all amounts due thereunder from time to time or any retail revolving charge account agreement with an obligor pursuant to which such obligor is obligated to pay for Serviced Merchandise purchased under a credit plan and permits such obligor to purchase such Serviced Merchandise on credit.

             "Serviced Defaulted  Receivable" means a Serviced Receivable which, consistent with the credit and collection policy of the Parent or its Subsidiaries, would be written off as uncollectible.

            "Serviced Finance Charges" means any finance, interest, late or similar charges or fee owing under a Serviced Receivable (other than with respect to Serviced Defaulted Receivables).

            "Serviced Gross Loss Rate" means, with respect to any Monthly Period, the ratio (expressed as a percentage) computed as of the last day of such Monthly Period, by dividing (i) the outstanding principal balance of Serviced Defaulted Receivables which were deemed to be Serviced Defaulted Receivables during such Monthly
            Period by (ii) (A) the aggregate outstanding principal balance of all Serviced Receivables as of the last day of the previous Monthly Period plus (B) the aggregate outstanding principal balance of all Serviced Receivables as of such last day of such Monthly Period divided by (C) two and multiplying the result by (iii) twelve.

            "Serviced Net Portfolio Yield" for any Monthly Period (as determined as of the last day of each Monthly Period) shall mean the annualized percentage equivalent of a fraction, (a) the numerator of which is equal to the Serviced Net Yield Amount for such Monthly Period and
            (b) the denominator of which is equal to the aggregate outstanding principal balance of all Serviced Receivables on such day. For purposes of this definition, "Serviced Net Yield Amount" means for any Monthly Period an amount equal to the excess of the sum of Serviced Collections of Serviced Finance Charges plus Serviced Recoveries allocable to Serviced Finance Charges over the sum of (a) interest and fees accrued for the current Monthly Period and overdue interest and fees with respect to (i) the Notes and "Enhancement" of all Series (together with, if applicable, interest on such overdue interest and fees at the rate specified in the accompanying series supplements) and (ii) any other indebtedness financed or secured by the Serviced Receivables, including the ABL Facility (each a "Financing Facility"), (b) accrued and unpaid Servicing Fees and Trustee and Back-Up Servicer Fees and Expenses for such Monthly Period and accrued and unpaid fees and expenses owed to third-party and related service providers related to any Financing Facility, including servicing fees and expenses, (c) the aggregate outstanding principal balance of all Serviced Receivables that became Serviced Defaulted Receivables during such Monthly Period (each respective outstanding principal balance being measured as of the date the relevant Serviced Receivable became a Serviced Defaulted Receivable), and (d) any other costs, expenses, or liability of any nature whatsoever incurred during such Monthly Period (i) of the Issuer (except for the obligations of the Issuer to pay any principal on the Notes outstanding at such time or any Business Taxes and except for fee and indemnity expenses for which cash other than such Monthly Period's Collections are available to the Issuer) and (ii) of any other Subsidiary of the Parent with respect to any other Financing Facility (except for the obligations of the
            Subsidiary of the Parent to pay any principal on the notes outstanding under such Financing Facility at such time or any Business Taxes and except for fee and indemnity expenses for which cash other than such Monthly Period's Serviced Collections are available to the Subsidiary of the Parent).

            "Serviced Payment Rate" shall mean, with respect to any Monthly Period, the ratio (expressed as a percentage) computed as of the last day of such Monthly Period by dividing (i) an amount equal to all Serviced Collections received with respect to the Serviced Principal Receivables and Serviced Finance Charges during such Monthly Period and each of the previous two Monthly Periods by (ii) the sum of the aggregate outstanding principal balance of all Serviced Receivables plus unearned interest related thereto as of the first day of such Monthly Period and each of the previous two Monthly Periods.

            "Serviced Principal Receivables" means the principal portion of the Serviced Receivables (other than Serviced Defaulted Receivables), excluding any Serviced Recoveries and any accrued and unpaid Serviced Finance Charges.

            "Serviced Receivable" means the indebtedness of any obligor under a Serviced Contract, whether constituting an account, chattel paper, an instrument, a general intangible, payment intangible, promissory note or otherwise, and shall include (i) the right to payment of such indebtedness and any interest or finance charges and other obligations of such obligor with respect thereto (including, without limitation, the principal amount of such indebtedness, periodic finance charges, late fees and returned check fees), and (ii) all proceeds of, and payments or Serviced Collections on, under or in respect of any of the foregoing.

            "Serviced Recoveries" means, with respect to any period, all Serviced Collections received during such period in respect of Serviced Receivables that became Serviced Defaulted Receivables prior to the first day of such period.

            (a) The  definition  of  "Maximum  Principal  Amount"  set  forth in
      Section 1 of the Series Supplement is hereby amended and restated in its entirety as follows:

            "Maximum Principal Amount" means, for any date of determination, the sum of (i) the Tranche A Commitment then in effect, plus (ii) the Tranche B Commitment then in effect.

            (b) The definition of "Monthly Interest" set forth in Section 1 of the Series Supplement is hereby amended by adding the following sentence at the conclusion of such definition:

            "For clarification purposes, the term "Term Interest" (as defined in the Note Purchase Agreement) shall be a component of and calculated as Monthly Interest."

            (c) The definition of "Required Reserve Amount" set forth in Section 1 of the Series Supplement is hereby amended and restated in its entirety as follows:

            "Required  Reserve  Amount" shall mean, at any time,  the greater of
            (a) $7,500,000 and (b) an amount equal to (i) the Note Principal at such time, multiplied by (ii)(A) the Required Reserve Percentage at such time, divided by (B) 100% minus the Required Reserve Percentage at such time, plus the Additional Cash Reserve Amount; provided, however, that the Required Reserve Amount shall be fixed during the Rapid Amortization Period as of the Rapid Pay Out Commencement Date; provided, further, that the Required Reserve Amount may only increase from time to time to the extent of the Investor Percentage (determined with regard to only (and only to the extent of) those Series with respect to which the "Required Reserve Amount" is increasing at such time) of the Available Issuer Interest (after giving effect to any reductions pursuant to Section 5.16 but prior to any reductions with respect to Principal Reallocation Amounts on such day, or pursuant to any comparable provisions of any other Series Supplement for any Series on such day) at such time.

            (d) The  definition of "Required  Reserve  Percentage"  set forth in
      Section 1 of the Series Supplement is hereby amended by deleting "15.0%" therein and substituting "until (and including) August 30, 2008, 15.0% from August 31, 2008 to and (and including) September 29, 2008, 20.0% and thereafter, 24.0%" therefor.

            (e) Section 5.15(g) of the Series Supplement is hereby amended and restated in its entirety as follows:

                  (g) On any Payment Date in connection with a Decrease pursuant to Section 3.2, the amount of such Decrease shall be paid to the Noteholders, pro rata (or, to the extent such Decrease is solely as the result of the occurrence of the Tranche A Purchase Expiration Date or Tranche B Purchase Expiration Date with respect to some, but not all, of the Noteholders, such amount shall be allocated pro rata solely among the Noteholders for which the Tranche A Purchase Expiration Date or Tranche B Purchase Expiration Date has occurred), from (i) Available Investor Principal Collections, (ii) the proceeds of a partial refinancing of any outstanding Series of Notes or (iii) amounts otherwise available to the Issuer, all to the extent that such amounts have been deposited in the Payment Account.

            (f) Section 9(f) of the Series Supplement is hereby amended and restated in its entirety as follows:

                  (f) on the close of the  Issuer's  business on the last day of any Monthly Period, the Serviced Net Portfolio Yield averaged over any three consecutive Monthly Periods is less than 2.0% or on the close of the Issuer's business on the last day of any Monthly Period the Net Portfolio Yield averaged over any three consecutive Monthly Periods is less than 2.0%;

            (g) Section 9(h) of the Series Supplement is hereby amended and restated in its entirety as follows:

                  (h) on any date of determination  the Serviced Gross Loss Rate shall be equal to or exceed 10.0% on a rolling three-month average basis or on any date of determination the Gross Loss Rate shall be equal to or exceed 10.0% on a rolling three-month average basis;

            (h) Section 9(j) of the Series Supplement is hereby amended and restated in its entirety as follows:

                  (j) any default  (after  giving effect to any grace period but not giving effect to any waiver or any requirement that a default be declared by any Person) under (A) the Retailer Credit Agreement, (B) any inventory financing agreement between any lender and the Servicer, the Parent or the Seller, or (C) any indenture, credit or loan agreement or other agreement or instrument of any kind (including a loan facility secured by indebtedness of any obligor under a Pool Contract) pursuant to which Indebtedness of the Servicer, the Parent, the Seller or any of their Subsidiaries in an aggregate principal amount in excess of $1,000,000 is outstanding or by which the same is evidenced, shall have occurred;

            (i) Section 9(r) of the Series Supplement is hereby amended and restated in its entirety as follows:

                  (r) the  Serviced  Payment Rate shall be less than or equal to
            4.75% for any Monthly Period or the Payment Rate shall be less than or equal to 3.0% for any Monthly Period;

      2. Interpretation of Defined Terms. For purposes of the defined terms "Serviced Collections," "Serviced Contract," "Serviced Defaulted Receivable," "Serviced Finance Charges," "Serviced Gross Loss Rate," "Serviced Net Portfolio Yield," "Serviced Net Yield Amount," "Serviced Principal Receivables," and "Serviced Receivable," such definitions shall be interpreted in a manner consistent with their counterpart terms defined either in the Base Indenture or in the Series Supplement, as applicable, which counterpart terms address matters relating solely to the transactions contemplated by the Transaction Documents.

      3. Binding Effect; Ratification. (b) This Amendment shall become effective, as of the date first set forth above, when (i) counterparts hereof shall have been executed and delivered by the parties hereto and (ii) the Administrator shall have received a fully executed copy of the Second Amended and Restated Note Purchase Agreement, and thereafter shall be binding on the parties hereto and their respective successors and assigns and all fees owed to the Funding Agents, the Conduit Purchasers and the Committed Purchasers shall have been paid in full.

            (b) On and after the execution and delivery hereof, this Amendment shall be a part of the Series Supplement and each reference in the Series Supplement to "this Series Supplement" or "hereof", "hereunder" or words of like import, and each reference in any other Transaction Document to the Series Supplement shall mean and be a reference to such Series Supplement as amended hereby.

            (c) Except as expressly amended hereby, the Series Supplement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

      4. Representations. The Issuer represents and warrants that:

            (a) no event or circumstance that, after the giving of notice or lapse of time or both, would give rise to an Event of Default, Pay Out Event or Servicer Default or any Event of Default, Pay Out Event or Servicer Default has occurred, and

            (b) after giving effect to this Amendment, its representations and warranties set forth in the Transaction Documents are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date), and such representations and warranties shall continue to be true and correct (to such extent) after giving effect to the transactions contemplated hereby.

      5. Miscellaneous. (c) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

            (b) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

            (c) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                           [Signature Page Follows]

13160218.2 02936782            Exhibit A (Page 1)      Amendment No. 1 to Series
                                                              2002-VFN Indenture
                                                                      Supplement

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee



                                    By:   /s/ Marianna C. Stershic
                                       -----------------------------------------
                                        Name: Marianna C. Stershic
                                        Title: Vice President



                                    CONN FUNDING II, L.P., as Issuer


                                    By:  Conn  Funding  II  GP,  L.L.C.,   its
                                    general partner



                                    By:   /s/ David R. Atnip
                                       -----------------------------------------
                                        Name: David R. Atnip
                                        Title: Treasurer



                                       S-1                    Amendment No. 1 to
                                                    A&R Series 2002-A Supplement

                                    CONSENTED AND AGREED TO BY:

                                    THREE  PILLARS  FUNDING  LLC, as a Conduit
                                    Purchaser


                                    By:  /s/ Doris J. Hearn
                                         --------------------------------
                                    Name: Doris J. Hearn
                                    Title: Vice President





                                    SUNTRUST ROBINSON HUMPHREY, INC.,
                                    as Administrator



                                    By:   /s/ Joseph R. Franke
                                       ----------------------------------
                                    Name: Joseph R. Franke
                                    Title: Director


                                       S-2                   Amendment No. 1 to
                                                    A&R Series 2002-A Supplement

                                    JPMORGAN CHASE BANK, N.A., as Funding
                                    Agent and as Committed Purchaser

                                    By:  /s/ Trisha Lesch
                                         ----------------------------------
                                    Name: Trisha Lesch
                                    Title:  Vice President





                                    PARK AVENUE RECEIVABLES COMPANY LLC, as a
                                    Conduit Purchaser

                                    By: JPMorgan Chase Bank, N.A.,
                                    its attorney-in-fact


                                    By:  /s/ Trisha Lesch_____________
                                    Name: Trisha Lesch
                                    Title: Vice President


                                       S-3                   Amendment No. 1 to
                                                    A&R Series 2002-A Supplement